===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 1997

                               ________________


                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



             Delaware                    1-12074               72-1235413
  (State or other jurisdiction      (Commission File        (I.R.S. employer
of incorporation or organization)        Number)           identification no.)




         625 E. Kaliste Saloom Road
            Lafayette, Louisiana                                  70508
         (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (318) 237-0410

===============================================================================

Item 2.           Acquisition or Disposition of Assets

           On August 1, 1997, Stone Energy Corporation (the "Company") closed the purchase of certain interests in Vermilion Block 255 Field (the "Property") from three entities for $36.6 million. The sellers were Aviara Energy Corporation, Forest Oil Corporation and Total Minatome Corporation. The field consists of interests in four Vermilion blocks (255, 256, 267 and 268), and the working interests acquired range from 66.7% to 83.3%. The effective date of the acquisition was April 1, 1997, and net cash flow from the Property for the period from effectiveness to closing, estimated at $2.4 million, will be recorded as a reduction of the investment in the Property.

           Eight platforms and 48 wells exist on the field, with 10 wells currently producing at aggregate daily rates of approximately 1,500 barrels of oil and 18 million cubic feet of gas. Stone Energy is now the field operator, and the remaining interests in the Property are owned by CNG Producing Company. In addition to the purchase price, Stone Energy provided a bond in the amount of $8.8 million to secure abandonment obligations.

           The Company funded the purchase of the Property with an advance under its line of credit with a bank group led by NationsBank of Texas, N.A.

Item 7.           Financial Statements and Exhibits

           (a)    Financial Statements of Business Acquired

                         It is impracticable to provide the required financial
                  statements for the Property by the date this Report is required to be filed with the Securities and Exchange Commission (the "Commission") and none of the required financial statements will be available on such date. The Company will provide such statements under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date this Report is required to be filed with the Commission.

           (b)    Pro Forma Financial Information

                         It is impracticable to provide the required pro forma
                  financial information by the date this Report is required to be filed with the Commission and none of the required information will be available on such date. The Company will provide such information under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date of this Report is required to be filed with the Commission.

           (c)    Exhibits

                         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               STONE ENERGY CORPORATION



Date: August 15, 1997                          /s/  Michael L. Finch
                                              -------------------------
                                                 Michael L. Finch
                                                 Executive Vice President and
                                                 Chief Financial Officer






























                                        3